Exhibit 99.1

The following tables summarize the trust portfolio by various criteria as of April 30, 2015 for each of the retailers included in the trust portfolio, except for the “Composition by FICO® Score” table, which reflects receivables balances as of April 30, 2015, and the composition of accounts by FICO® score as most recently refreshed.

Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

For purposes of the tables in this section:

•	Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) included in the trust portfolio in the period indicated.

•	Accounts is the number of accounts included in the trust portfolio as of the date or in the period indicated.

Composition by Retailer

Retailer	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
JCPenney	$3,224,601,145	20.2%	6,485,424	28.3%
Lowe’s	2,808,417,252	17.6%	2,405,905	10.5%
Wal-Mart (1)	2,154,482,672	13.5%	1,917,609	8.4%
Sam’s Club Dual Card	1,858,507,087	11.6%	1,562,226	6.8%
Sam’s Club(1)	1,697,313,962	10.6%	2,549,571	11.1%
Gap Family Dual Card(2)	1,528,838,252	9.6%	1,726,338	7.5%
Belk	895,183,936	5.6%	1,917,126	8.4%
Gap(3)	574,905,937	3.6%	1,921,853	8.4%
Chevron	372,147,978	2.3%	1,701,936	7.4%
JCPenney Dual Card	160,162,081	1.0%	112,024	0.5%
Other	706,161,943	4.4%	626,350	2.7%
Total	$15,980,722,246	100.0%	22,926,362	100.0%

(1)	Sam’s Club and Wal-Mart are affiliated retailers. Sam’s Club cards may also be used at Wal-Mart locations, and Wal-Mart cards may be used at Sam’s Club locations if the cardholder belongs to the club. Figures shown here are based on which retailer is identified on the card, not where the purchase was made.

(2)	Figures presented for Gap Family Dual Card include Old Navy Dual Card, Gap Dual Card and Banana Republic Dual Card, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

(3)	Figures presented for Gap include Old Navy, Gap and Banana Republic, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

Composition by Account Balance Range

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Credit Balance	$(16,962,969)	(0.1)%	318,611	1.4%
No Balance	-	0.0%	9,004,971	39.3%
$0.01-$500.00	1,142,286,527	7.1%	6,940,491	30.3%
$500.01-$1,000.00	1,373,744,090	8.6%	1,886,859	8.2%
$1,000.01-$2,000.00	2,972,353,276	18.6%	2,047,884	8.9%
$2,000.01-$3,000.00	2,731,979,193	17.1%	1,115,048	4.9%
$3,000.01-$4,000.00	2,194,780,388	13.7%	634,317	2.8%
$4,000.01-$5,000.00	1,891,868,506	11.8%	421,523	1.8%
$5,000.01-$6,000.00	1,377,433,923	8.6%	251,992	1.1%
$6,000.01-$7,000.00	873,863,359	5.5%	135,248	0.6%
$7,000.01-$8,000.00	592,061,323	3.7%	79,483	0.3%
$8,000.01-$9,000.00	382,888,733	2.4%	45,253	0.2%
$9,000.01-$10,000.00	267,504,884	1.7%	28,273	0.1%
$10,000.01-$15,000.00	166,099,809	1.0%	14,786	0.1%
$15,000.01-$20,000.00	19,881,316	0.1%	1,190	0.0	%(1)
$20,000.01 or more	10,939,888	0.1%	433	0.0	%(1)
Total	$15,980,722,246	100.0%	22,926,362	100.0%

Composition by Credit Limit Range

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$152,852,169	1.0%	1,722,269	7.5%
$500.01-$1,000.00	432,325,470	2.7%	1,816,195	7.9%
$1,000.01-$2,000.00	1,544,004,760	9.7%	5,558,922	24.2%
$2,000.01-$3,000.00	1,996,329,143	12.5%	4,178,069	18.2%
$3,000.01-$4,000.00	1,850,792,750	11.6%	2,462,119	10.7%
$4,000.01-$5,000.00	2,214,001,196	13.9%	2,094,006	9.1%
$5,000.01-$6,000.00	2,056,400,566	12.9%	1,439,805	6.3%
$6,000.01-$7,000.00	1,322,481,801	8.3%	904,682	3.9%
$7,000.01-$8,000.00	1,426,048,067	8.9%	955,762	4.2%
$8,000.01-$9,000.00	891,111,881	5.6%	489,254	2.1%
$9,000.01-$10,000.00	1,598,446,643	10.0%	1,058,816	4.6%
$10,000.01 or more	495,927,799	3.1%	246,463	1.1%
Total	$15,980,722,246	100.0%	22,926,362	100.0%

Composition by Account Age Range

Account Age Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$-	0.0%	-	0.0%
6 Months to 12 Months	-	0.0%	-	0.0%
Over 12 Months to 24 Months	-	0.0%	-	0.0%
Over 24 Months to 36 Months	616,745,563	3.9%	976,140	4.3%
Over 36 Months to 48 Months	1,196,138,473	7.5%	1,679,854	7.3%
Over 48 Months to 60 Months	1,321,554,211	8.3%	1,738,439	7.6%
Over 60 Months to 72 Months	1,227,702,952	7.7%	1,639,070	7.1%
Over 72 Months to 84 Months	1,332,427,867	8.3%	1,611,633	7.0%
Over 84 Months to 96 Months	1,600,525,773	10.0%	1,862,841	8.1%
Over 96 Months to 108 Months	1,140,800,279	7.1%	1,469,496	6.4%
Over 108 Months to 120 Months	1,327,547,838	8.3%	1,487,914	6.5%
Over 120 Months	6,217,279,290	38.9%	10,460,975	45.6%
Total	$15,980,722,246	100.0%	22,926,362	100.0%

Except for the applicable states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total receivables balances, as applicable, as of April 30, 2015 for each of the retailers included in the trust portfolio.

Composition by Billing Address

State	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Texas	$1,547,096,716	9.7%	2,068,871	9.0%
California	1,287,338,686	8.1%	2,288,363	10.0%
Florida	1,039,079,037	6.5%	1,496,059	6.5%
North Carolina	861,697,200	5.4%	1,178,206	5.1%
New York	759,537,643	4.8%	1,166,916	5.1%
Other	10,485,972,964	65.6%	14,727,947	64.2%
Total	$15,980,722,246	100.0%	22,926,362	100.0%

Composition by Delinquency Status

Delinquency Status	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Current, Credit and Zero Balance	$15,039,951,370	94.1%	22,328,880	97.4%
1-29 Days	468,574,657	2.9%	359,895	1.6%
30-59 Days	128,794,229	0.8%	76,123	0.3%
60-89 Days	102,985,166	0.6%	52,025	0.2%
90-119 Days	84,251,282	0.5%	40,211	0.2%
120-149 Days	80,079,570	0.5%	36,176	0.2%
150 or More Days	76,085,972	0.5%	33,052	0.1%
Total	$15,980,722,246	100.0%	22,926,362	100.0%

The following table reflects receivables as of April 30, 2015, and the composition of accounts by FICO® score as most recently refreshed:

Composition by FICO® Score

FICO® Credit Score Range(1)	Total Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 599	$1,123,349,796	7.0%
600 to 659	3,085,453,783	19.3%
660 to 719	6,405,630,834	40.1%
720 and above	5,296,949,017	33.1%
No Score	69,338,817	0.4%
Total	$15,980,722,246	100.0%

(1)	FICO® is a federally registered trademark of Fair, Isaac & Company.

Receivables Delinquency Experience
(Dollars in Thousands)

	As of April 21,		As of December 21,
	2015		2014		2013
	Receivables	Percentage of Receivables Outstanding	Receivables	Percentage of Receivables Outstanding	Receivables	Percentage of Receivables Outstanding
Receivables Outstanding	$15,969,041		$17,429,750		$19,408,263
Receivables Delinquent:
30-59 Days	130,794	0.82%	171,159	0.98%	223,805	1.15%
60-89 Days	104,499	0.65%	132,705	0.76%	171,322	0.88%
90-119 Days	84,753	0.53%	113,169	0.65%	140,698	0.72%
120-149 Days	84,207	0.53%	101,881	0.58%	119,678	0.62%
150-179 Days	77,794	0.49%	84,550	0.49%	99,588	0.51%
180 or More Days	0	0.00%	0	0.00%	0	0.00%
Total	$482,047	3.02%	$603,464	3.46%	$755,091	3.89%

	As of December 21,
	2012		2011		2010
	Receivables	Percentage of Receivables Outstanding	Receivables	Percentage of Receivables Outstanding	Receivables	Percentage of Receivables Outstanding
Receivables Outstanding	$20,374,821		$19,636,126		$18,165,466
Receivables Delinquent:
30-59 Days	240,178	1.18%	230,328	1.17%	239,331	1.32%
60-89 Days	175,120	0.86%	171,955	0.88%	182,981	1.01%
90-119 Days	142,810	0.70%	141,543	0.72%	156,931	0.86%
120-149 Days	116,342	0.57%	117,589	0.60%	141,554	0.78%
150-179 Days	101,894	0.50%	95,273	0.49%	110,458	0.61%
180 or More Days	0	0.00%	15	0.00%	4	0.00%
Total	$776,342	3.81%	$756,702	3.85%	$831,259	4.58%

Account Delinquency Experience

	As of April 21,		As of December 21,
	2015		2014		2013
	Accounts	Percentage of Total Accounts Outstanding	Accounts	Percentage of Total Accounts Outstanding	Accounts	Percentage of Total Accounts Outstanding
Accounts Outstanding	22,930,595		24,153,279		30,218,856
Accounts Delinquent:
30-59 Days	76,631	0.33%	101,615	0.42%	150,856	0.50%
60-89 Days	52,998	0.23%	69,724	0.29%	104,695	0.35%
90-119 Days	40,737	0.18%	56,060	0.23%	81,893	0.27%
120-149 Days	37,749	0.16%	49,598	0.21%	68,371	0.23%
150-179 Days	34,258	0.15%	40,063	0.17%	55,793	0.18%
180 or More Days	1	0.00%	0	0.00%	0	0.00%
Total	242,374	1.06%	317,060	1.31%	461,608	1.53%

	As of December 21,
	2012		2011		2010
	Accounts	Percentage of Total Accounts Outstanding	Accounts	Percentage of Total Accounts Outstanding	Accounts	Percentage of Total Accounts Outstanding
Accounts Outstanding	36,683,421		38,362,612		36,768,070
Accounts Delinquent:
30-59 Days	201,009	0.55%	176,207	0.46%	185,246	0.50%
60-89 Days	126,736	0.35%	117,955	0.31%	124,760	0.34%
90-119 Days	97,742	0.27%	93,716	0.24%	103,634	0.28%
120-149 Days	74,700	0.20%	76,267	0.20%	90,730	0.25%
150-179 Days	63,945	0.17%	62,484	0.16%	70,391	0.19%
180 or More Days	0	0.00%	6	0.00%	4	0.00%
Total	564,132	1.54%	526,635	1.37%	574,765	1.56%

Loss Experience
(Dollars in Thousands)

	Four Months Ended April 21,	Securitization Reporting Year
	2015	2014	2013	2012	2011	2010
Average Principal Receivables Outstanding	$15,986,221	$17,146,343	$18,127,172	$17,676,845	$17,155,868	$17,547,629
Gross Principal Charge-Offs	$367,624	$1,167,467	$1,189,535	$1,221,977	$1,350,808	$1,764,794
Gross Principal Charge-Offs as a Percentage of Average Principal Receivables Outstanding (Annualized)	6.90%	6.81%	6.56%	6.91%	7.87%	10.06%
Less: Recoveries	$49,808	$201,236	$214,757	$190,602	$170,904	$147,598
Net Principal Charge-Offs	$317,816	$966,231	$974,778	$1,031,374	$1,179,904	$1,617,195
Net Principal Charge-Offs as a Percentage of Average Principal Receivables Outstanding (Annualized)	5.96%	5.64%	5.38%	5.83%	6.88%	9.22%
Gross Charge-Off Accounts	229,160	814,591	975,186	1,034,536	1,131,247	1,506,814
Average Accounts Outstanding	23,694,744	27,556,108	33,456,581	36,425,576	37,840,154	40,654,019
Gross Charge-Offs as a Percentage of Average Accounts Outstanding (Annualized)	2.90%	2.96%	2.91%	2.84%	2.99%	3.71%

Revenue Experience
(Dollars in Thousands)

	Four Months Ended April 21,	Securitization Reporting Year
	2015	2014	2013	2012	2011	2010
Average Principal Receivables Outstanding	$15,986,221	$17,146,343	$18,127,172	$17,676,845	$17,155,868	$17,547,629
Collected Finance Charges and Fees	$1,395,449	$4,537,206	$4,771,273	$4,392,709	$3,972,184	$4,275,252
Collected Finance Charges and Fees as a Percentage of Average Principal Receivables Outstanding (Annualized)	26.19%	26.46%	26.32%	24.85%	23.15%	24.36%

Collateral for the Notes

The following information regarding the trust portfolio is as of April 21, 2015:

•	total transferred receivables: $15,969,040,962
•	principal receivables: $15,322,784,042
•	finance charge receivables: $646,256,921
•	total number of accounts designated to the trust portfolio: 22,930,595

As of April 30, 2015:

•	The accounts designated for the trust portfolio had an average total receivable balance of approximately $697 and an average credit limit of approximately $3,467.
•	For accounts designated for the trust portfolio, the percentage of the aggregate total receivable balance to the aggregate total credit limit was 20.1%.
•	The average age of the accounts designated for the trust portfolio was approximately 129 months.